GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the

Goldman Sachs Global Markets Navigator Fund (the “Fund”)

Supplement dated December 31, 2012 to the

Prospectus, dated April 9, 2012, as supplemented to date (“Prospectus”)

As of January 1, 2013, Goldman Sachs Asset Management, L.P. is expected to be subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act with respect to its service as investment adviser to the Fund.

Effective January 1, 2013, the “Risks of the Fund” section of the Prospectus is amended by deleting “CFTC Regulation Risk.”

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques” section of the Prospectus is amended by inserting the following as the new third paragraph of the section:

The Investment Adviser is expected to be subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Fund. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to the Fund, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques—Futures Contracts and Options on Futures Contracts” section of the Prospectus is amended by deleting the last sentence of the second paragraph.

This Supplement should be retained with your Prospectus for future reference.

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